Share-based payment liability	12 Months Ended
Mar. 31, 2019
Share-Based Payment Arrangements [Abstract]
Share-based payment liability
Share-based payment liability

	March 31, 2019 R’000	March 31, 2018 R’000

Movement in share-based payment liability for the year
Opening balance	—	—
Share-based payment expense recognized during the year	—	1,352
Payment made in settlement of the share-based payment liability	—	(1,353)
Foreign currency translation differences	—	1
Closing balance	—	—

MiX Brazil
In June 2014, the Group entered into a quotaholders agreement with Edge, whereby Edge was granted a 5% holding in the equity interest of MiX Brazil. Prior to this quotaholders agreement Edge held a non-controlling interest in MiX Brazil of 0.0025%. Edge is a Brazilian-based investment company controlled by Luiz Munhoz, the Managing Director of MiX Brazil. The increase in the equity interests granted to Edge was in respect of services provided by Luiz Munhoz to MiX Brazil, in his role as Managing Director of MiX Brazil. In terms of the quotaholders agreement, Edge had an option to transfer its interest in MiX Brazil back to the Group at fair value. The quotaholders agreement with Edge represented a cash-settled share-based payment.

In September 2017, Edge exercised the put option in the quotaholders agreement. In terms of the subsequent sale agreement MiX Investments (Proprietary) Limited acquired Edge’s 5% equity interest in MiX Brazil for R1.4 million which increased the Group's interest in MiX Brazil to 100% during fiscal 2018. As a result during fiscal 2018, the Group recognized a cash-settled share-based payment expense and liability of R1.4 million, which was subsequently settled. The non-controlling interest related to MiX Brazil of R1.5 million was also transferred to other reserves within equity during fiscal 2018 (note 14).